Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

If you have sold or otherwise transferred any of your registered holdings of Gold Fields American depositary shares, please pass a copy of this document dated October 21, 2004 (the “prospectus”), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the U.S. offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law, and such documents should not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever, including, without limitation, mail, facsimile, transmission, telex or telephone.

ADS LETTER OF TRANSMITTAL

To Tender American Depositary Shares

of

GOLD FIELDS LIMITED

(CUSIP:38059T106; ISIN:CAE000018123)

Pursuant to the U.S. Offer to Exchange

by

HARMONY GOLD MINING COMPANY LIMITED

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 6:00 A.M., NEW YORK CITY TIME, ON NOVEMBER 26, 2004, UNLESS IT IS EXTENDED OR WITHDRAWN PRIOR TO THAT TIME.

The U.S. ADS Exchange Agent for the U.S. Offer is:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight Delivery:
The Bank of New York	The Bank of New York
Gold Fields Exchange	Gold Fields Exchange
Tender & Exchange Department	Tender & Exchange Department
P.O. Box 859208	161 Bay State Street
Braintree, MA 02185-9208	Braintree, MA 02185

For Notice of Guaranteed Delivery:

(Eligible Institutions only)

Facsimile Transmission:

+1 (212) 815 6433

To confirm Facsimile Transmission Only:

+1 (212) 815 6212

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF GOLD FIELDS AMERICAN DEPOSITARY SHARES (ADSs) TENDERED

Names(s) & Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Gold Fields ADS(s) Tendered (Attach Additional Signed List, if Necessary)
	Certificate Number(s)*	Total Number of ADSs Represented by Certificate(s)*	Number of ADS(s) Tendered**

Total Certificated ADSs Tendered

Total Book ADSs Tendered

Total ADSs Tendered

*	Certificate numbers are not required if tender is made by book-entry transfer.
**	If you desire to tender fewer than all Gold Fields ADSs represented by any certificate listed above, please indicate in this column the number of Gold Fields ADSs you wish to tender. Otherwise, all Gold Fields ADSs represented by such certificate will be deemed to have been tendered. See

Instruction 4.

IF ANY OF THE CERTIFICATES REPRESENTING GOLD FIELDS ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED OR MUTILATED, PLEASE FOLLOW THE PROCEDURES SET FORTH IN INSTRUCTION 10.

This ADS letter of transmittal is to be completed by holders of American depositary shares (“ADSs”) of Gold Fields Limited, a South African company, if (i) American depositary receipts (“ADRs”) representing the Gold Fields ADSs are to be forwarded herewith or (ii) unless an agent’s message is utilized, delivery is to be made by book-entry transfer to the U.S. ADS exchange agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures described in the prospectus dated October 21, 2004 (the “prospectus”), under “The Offer — Procedures for Tendering Gold Fields ADSs — Gold Fields ADSs held in book-entry form”. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the U.S. ADS exchange agent. See Instruction 2.

Holders whose Gold Fields ADSs are not immediately available or who cannot deliver the ADRs evidencing their Gold Fields ADSs and all other documents required hereby to the U.S. ADS exchange agent by the expiration date of the U.S. offer (as defined below), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Gold Fields ADSs pursuant to the guaranteed delivery procedures described in the prospectus under “The Offer — Procedures for Tendering Gold Fields ADSs — Guaranteed delivery”.

Acceptance of the U.S. offer in respect of Gold Fields ordinary shares (except insofar as they are represented by Gold Fields ADSs) cannot be made by means of this ADS letter of transmittal. If you directly hold Gold Fields ordinary shares, you may obtain a form of acceptance from MacKenzie Partners, Inc., the information agent, or contact your South African financial intermediary or your U.S. custodian, as the case may be. See Instruction 11 of this ADS letter of transmittal.

Your bank or broker can assist you in completing this ADS letter of transmittal. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this ADS letter of transmittal may be directed to MacKenzie Partners, Inc., the information agent, at the address and telephone numbers indicated below.

If delivery of Gold Fields ADSs is to be made by book-entry transfer to an account maintained by the U.S. ADS exchange agent at The Book-Entry Transfer Facility, then either this ADS letter of transmittal or an agent’s message should be used. The term “agent’s message” means a message which is transmitted by the Book-Entry Transfer Facility to and received by the U.S. ADS exchange agent and which forms a part of a book-entry confirmation. This message must state that the Book-Entry Transfer Facility has received an express acknowledgment from a participant in the Book-Entry Transfer Facility’s system that (i) the participant is tendering Gold Fields ADSs that are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the applicable letter of transmittal, and (iii) Harmony and the U.S. ADS exchange agent may enforce the agreement against the participant.

☐	CHECK HERE IF GOLD FIELDS ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. ADS EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF GOLD FIELDS ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. ADS EXCHANGE AGENT. ENCLOSE A COPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution That Guaranteed Delivery:

If Delivered by Book-Entry Transfer to the Book-Entry Transfer Facility, check here:  ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS ADS LETTER OF TRANSMITTAL

CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Harmony Gold Mining Company, a company organized under the laws of the Republic of South Africa, the above-described American depositary shares (“ADSs”) of Gold Fields Limited, a company organized under the laws of the Republic of South Africa, pursuant to Harmony’s offer to exchange each outstanding Gold Fields ADS for 1.275 Harmony ADSs (each Harmony ADS representing one Harmony ordinary share) upon the terms and subject to the conditions set forth in the prospectus, dated October 21, 2004 (the “prospectus”), receipt of each of which is hereby acknowledged, and in this ADS letter of transmittal (which, together with the prospectus and any amendments or supplements hereto or thereto, collectively constitute the “U.S. offer”). The U.S. offer is being made in connection with Harmony’s offer to acquire 34.9% of the outstanding Gold Fields ordinary shares, including Gold Fields ordinary shares represented by Gold Fields ADSs.

The U.S. offer allows the undersigned to receive 1.275 Harmony ADSs for each tendered Gold Fields ADS.

The undersigned acknowledges that, if Gold Fields approves any dividend or any interim dividend having a payment or ex-dividend date in respect of the Gold Fields ordinary shares, including Gold Fields ordinary shares represented by Gold Fields ADSs, before the settlement of the offers, the consideration offered in exchange for each Gold Fields ordinary share and each Gold Fields ADS tendered will be reduced by an amount equal to the net value of the dividend paid per Gold Fields ordinary share in the manner described in the prospectus under “The Offer — Consideration Offered After Payment of Gold Fields Dividends”. In respect of any Harmony ADSs that a holder receives in exchange for Gold Fields ADSs that the undersigned tenders in the offers, the undersigned shall be entitled to receive any dividend that is paid after the settlement of this exchange offer.

The undersigned hereby instructs the U.S. ADS exchange agent to accept the U.S. offer on behalf of the undersigned with respect to the Gold Fields ADSs (which expression in this ADS letter of transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Gold Fields ordinary shares represented thereby) delivered herewith.

Subject to, and effective upon, acceptance for payment for the Gold Fields ADSs tendered herewith, in accordance with the terms of the U.S. offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Harmony all right, title and interest in and to all the Gold Fields ADSs being tendered hereby (and any and all other Gold Fields ordinary shares or other securities issued or issuable in respect thereof) and all dividends, distributions (including, without limitation, distributions of additional Gold Fields ADSs or Gold Fields ordinary shares) and rights declared, paid or distributed in respect of such shares or securities on or after the settlement of the U.S. offer (collectively, “distributions”) and irrevocably appoints The Bank of New York, as the U.S. ADS exchange agent, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the U.S. ADS exchange agent is also acting as the agent of Harmony in connection with the U.S. offer, with respect to such Gold Fields ADSs and the distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (a) to have the ADRs evidencing the Gold Fields ADSs and any distributions delivered to the U.S. ADS exchange agent or, if tender is by book-entry transfer, transfer Gold Fields ADSs and any distributions to the account of the U.S. ADS exchange agent at The Depository Trust Company (hereinafter referred to as the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to the U.S. ADS exchange agent or upon the order of the U.S. ADS exchange agent, in each case, acting upon the instruction of Harmony, (b) to surrender such Gold Fields ADSs for the purpose of withdrawal of the underlying Gold Fields ordinary shares in accordance with the deposit agreement, (c) to instruct the depositary of the Gold Fields ADS facility to deliver the certificates evidencing the Gold Fields ordinary shares underlying the Gold Fields ADSs, or transfer ownership of such Gold Fields ordinary shares underlying the Gold Fields ADSs on the account books maintained with respect to the Gold Fields ordinary shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Harmony, (d) to tender, or to cause to be tendered, the Gold Fields ordinary shares underlying the tendered Gold Fields ADSs as part of the South African centralizing procedures as soon as practicable after the expiration of the offer period, and (e) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Gold Fields ADSs (and all such other Gold Fields ordinary shares or securities) and any distributions, all in accordance with the terms and conditions of the U.S. offer. The undersigned agrees that Harmony may instruct the U.S. ADS exchange agent to take the actions specified in clause (a), (b), (c) or (d) above prior to acceptance by Harmony of those Gold Fields ADSs for exchange in the U.S. offer. Harmony shall not have the rights specified in clause (e) above until it has irrevocably accepted those Gold Fields ADSs tendered in the offers. Upon acceptance by Harmony of tendered Gold Fields ADSs in the U.S. offer, the undersigned shall have no further rights with respect to those Gold Fields ADSs, except that the undersigned shall have a right to receive from Harmony the offer consideration in accordance with the U.S. offer.

The undersigned hereby irrevocably appoints each designee of Harmony as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise), with respect to all of the Gold Fields ADSs tendered hereby (and any associated distributions) that have been accepted for payment by Harmony prior to the time of any vote or other action (and any and all other Gold Fields ordinary shares or other securities or rights issued or issuable in respect of such Gold Fields ADSs) at any meeting of securityholders of Gold Fields (whether annual or special and whether or not an adjourned or postponed meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the tendered Gold Fields ADSs, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the Gold Fields ADSs by Harmony in accordance with the terms of the U.S. offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Gold Fields ADSs (and all such other Gold Fields ordinary shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective). The undersigned understands that, in order for the Gold Fields ADSs to be deemed validly tendered, immediately upon Harmony’s acceptance of such Gold Fields ADSs, Harmony or its designee must be able to exercise full voting, consent and other rights with respect to such Gold Fields ADSs (and any associated distributions), including, the right to instruct the ADS depositary with respect to voting at any meeting of Gold Fields’ stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the U.S. offer and to tender, exchange, sell, assign, cancel and transfer the Gold Fields ADSs (and any associated distributions) tendered hereby (and any and all other Gold Fields ordinary shares or other securities or rights issued or issuable in respect of such Gold Fields ADSs), and that when the same are accepted for payment by Harmony, Harmony will acquire good, marketable and unencumbered title thereto and to all distributions, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

The undersigned, upon request, shall execute and deliver all additional documents deemed by the U.S. ADS exchange agent or Harmony to be necessary or desirable to complete the sale, assignment, transfer of the Gold Fields ADSs (and any associated distributions) tendered hereby (and any and all other Gold Fields ordinary shares or other securities or rights issued or issuable in respect of such Gold Fields ADSs).

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the prospectus, this tender is irrevocable.

The undersigned understands that the valid tender of the Gold Fields ADSs pursuant the procedures described in the prospectus under “The Offer — Procedures for Tendering Gold Fields ADSs”, and the instructions hereto, will constitute a binding agreement between the undersigned and Harmony upon the terms and subject to the conditions of the U.S. offer. Without limiting the foregoing, if the price to be paid in the U.S. offer is amended in accordance with the U.S. offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS letter of transmittal. The undersigned recognizes that under certain circumstances set forth in the prospectus, Harmony may not be required to accept for payment any of the Gold Fields ADSs tendered hereby. If acceptance has been made in respect of Gold Fields ADSs, then a separate acceptance in respect of Gold Fields ordinary shares represented by such Gold Fields ADSs may not be made.

The undersigned understands that Harmony will not issue any fraction of a Harmony ADS. To the extent that Gold Fields shareholders become entitled to fractions of Harmony ADSs under the terms of the U.S. offer those fractions will be rounded to the nearest whole number. To the extent practicable, all Gold Fields ADSs held by a holder will, if it comprises 0.5 or more of a Harmony ADS, be rounded up, and, otherwise, will be rounded down to the nearest Harmony ADS.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” in consideration of the Gold Fields ADSs tendered hereby, the undersigned hereby instructs the U.S. ADS exchange agent to issue a check (including any cash payments for the Gold Fields ADSs and cash in lieu of fractional Harmony ADSs, if any) and one certificate evidencing the applicable number of Harmony ADSs (or, in the case of delivery through the Book-Entry Transfer Facility, credit the appropriate account with the cash and Harmony ADSs), and return all Gold Fields ADRs representing Gold Fields ADSs not purchased or not tendered, in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” the undersigned hereby instructs the U.S. ADS exchange agent to mail the certificate representing Harmony ADSs and the check (or, in the case of delivery through the Book-Entry Transfer Facility, credit the appropriate account with the cash and Harmony ADSs), and return any ADRs representing Gold Fields ADSs not purchased or tendered (and accompanying documents, as appropriate), to the undersigned at the address(es) appearing above in the box entitled “Description of Gold Fields American Depositary Shares (ADSs) Tendered”. In the case of a book-entry delivery of Gold Fields ADSs, the undersigned hereby instructs the U.S. ADS exchange agent to credit the account maintained at the Book-Entry Transfer Facility with any Gold Fields ADSs that are not tendered or are not accepted for exchange.

In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instruction” are both completed, the undersigned hereby instructs the U.S. ADS exchange agent to issue the check and register the Harmony ADSs, and return all Gold Fields ADSs not purchased or not tendered, in the name(s) of, and mail such check and certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” the undersigned hereby instructs the U.S. ADS exchange agent to credit any Gold Fields ADSs tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Harmony has no obligation, pursuant to the Special Issuance Instructions, to transfer any Gold Fields ADSs from the name of the registered owner(s) thereof if Harmony does not purchase any of the Gold Fields ADSs tendered hereby.

The undersigned understands that Harmony reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Gold Fields ADSs tendered pursuant to the U.S. offer, but any such transfer or assignment will not relieve Harmony of its obligations under the U.S. offer and will in no way prejudice the rights of holders to receive payment for Gold Fields ADSs validly tendered and accepted for payment pursuant to the U.S. offer.

SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF GOLD FIELDS ADSs PURSUANT TO THE REVISED U.S. OFFER SHALL NOT BE MADE, UNTIL THE GOLD FIELDS ADSs IN RESPECT OF WHICH THE REVISED U.S. OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. ADS EXCHANGE AGENT. HARMONY WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED GOLD FIELDS ADSs. HARMONY’S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 5 and 7)

To be completed ONLY if the Harmony ADSs with respect to the Gold Fields ADSs accepted for exchange are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

(also complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 5 and 7)

To be completed ONLY if the ADRs for Gold Fields ADSs not tendered or not purchased, and Harmony ADSs with respect to the Gold Fields ADSs accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the “Special Issuance Instructions”.

Mail Certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

SIGN HERE

(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

Signature(s) of Holder(s)

Dated:                      , 2004

(Must be signed by registered owner(s) exactly as name(s) appear(s) on the ADR representing the Gold Fields ADS or on a security position listing or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or

Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

(Please Print)

Name of Firm:

Address:

(Zip Code)

(Area Code) Telephone Number:

Dated:                      , 2004

INSTRUCTIONS

FORMING A PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

To complete this ADS letter of transmittal, you must do the following:

•	Fill in the box entitled “Description of Gold Fields American Depositary Shares (ADSs) Tendered”.

•	Sign and date this ADS letter of transmittal in the box entitled “Sign Here”.

•	Fill in and sign in the box entitled “Substitute Form W-9”.

In completing this ADS letter of transmittal, you may (but are not required to) also do the following:

•	If you want Harmony ADSs issued in the name of another person, complete the box entitled “Special Issuance Instructions”.

1. Guarantee of Signatures. All signatures on this ADS letter of transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an “Eligible Institution”), unless (i) this ADS letter of transmittal is signed by the registered owner(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Gold Fields ADSs) of the Gold Fields ADSs tendered hereby and such holder(s) has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” herein or (ii) such Gold Fields ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of ADS Letter of Transmittal and ADRs or Book-Entry Confirmations. This ADS letter of transmittal is to be used either if (i) ADRs evidencing the Gold Fields ADSs for the U.S. offer are to be forwarded herewith or (ii) unless an agent’s message (as defined below) is used, if Gold Fields ADSs are to be delivered by book-entry transfer pursuant to the procedure set forth in the prospectus under “The Offer — Procedures for Tendering Gold Fields ADSs — Gold Fields ADSs held in book-entry form”. ADRs evidencing all physically tendered Gold Fields ADSs, or confirmation of a book-entry transfer, if such procedure is available, into the U.S. ADS exchange agent’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Gold Fields ADSs delivered by book-entry transfer together with a properly completed and duly executed ADS letter of transmittal (or facsimile thereof), or an agent’s message in the case of book-entry transfer, and any other documents required by this ADS letter of transmittal, must be received by the U.S. ADS exchange agent at one of its addresses set forth herein prior to the expiration date of the U.S. offer. If ADRs evidencing tendered Gold Fields ADSs are forwarded to the U.S. ADS exchange agent in multiple deliveries, a properly completed and duly executed ADS letter of transmittal must accompany each such delivery.

The term “agent’s message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the U.S. ADS exchange agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Gold Fields ADSs that such participant has received this ADS letter of transmittal and agrees to be bound by the terms of this ADS letter of transmittal and that Harmony may enforce such agreement against such participant.

Holders whose ADRs evidencing their tendered Gold Fields ADSs are not immediately available or who cannot deliver all other required documents to the U.S. ADS exchange agent on or prior to the expiration date for the U.S. offer, or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Gold Fields ADSs by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure set forth in the prospectus under “The Offer — Procedures for Tendering Gold Fields ADSs — Guaranteed delivery”. Pursuant to such procedure: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by Harmony must be received by the U.S. ADS exchange agent prior to the expiration date for the U.S. offer; and (iii) ADRs evidencing such tendered Gold Fields ADSs or confirmation of the book-entry transfer of such Gold Fields ADSs into the U.S. ADS exchange agent’s account at the Book-Entry Transfer Facility, as well as a ADS letter of transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message), and all other documents required by this ADS letter of transmittal, must be received by the U.S. ADS exchange agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery.

The method of delivery of this ADS letter of transmittal, ADRs evidencing Gold Fields ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering ADS holder, and the delivery will be deemed made only when actually received by the U.S. ADS exchange agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Gold Fields ADSs will be purchased or accepted for exchange. By execution of this ADS letter of transmittal (or facsimile hereof), all tendering holders of Gold Fields ADSs waive any right to receive any notice of the acceptance of their Gold Fields ADSs for exchange.

3. Inadequate Space. If the space provided herein under “Description of Gold Fields American Depositary Shares (ADSs) Tendered” is inadequate, the certificate numbers, the number of Gold Fields ADSs represented by such certificates and the number of Gold Fields ADSs tendered should be listed on a separate schedule and attached hereto.

4. Partial Tenders (Not Applicable to ADS Holders Who Tender by Book-Entry Transfer). If fewer than all of the Gold Fields ADSs represented by the ADRs delivered herewith to the U.S. ADS exchange agent are to be tendered, fill in the number of Gold Fields ADSs that are to be tendered in the box entitled “Number of Gold Fields ADSs Tendered”. In such cases, new certificate(s) representing the remainder of the Gold Fields ADSs that were represented by ADRs will be sent to the registered owner, unless otherwise provided in the box entitled “Special Delivery Instructions” herein, as soon as practicable after the expiration or termination of the U.S. offer. All Gold Fields ADSs represented by ADRs delivered to the U.S. ADS exchange agent will be deemed to have been tendered unless otherwise indicated. In the case of partial acceptances, Gold Fields ADSs in respect of which the U.S. offer was not accepted will not be reissued to a person other than the registered owner.

5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS letter of transmittal is signed by the registered owner(s) of the Gold Fields ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR evidencing such Gold Fields ADSs without alteration, enlargement or any other change whatsoever.

If any Gold Fields ADS tendered hereby is owned of record by two or more persons, all such persons must sign this ADS letter of transmittal.

If any of the tendered Gold Fields ADSs are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate ADS letters of transmittal as there are different registrations of such Gold Fields ADSs.

If this ADS letter of transmittal is signed by the registered owner(s) of the Gold Fields ADSs tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or ADRs for Gold Fields ADSs not tendered or not exchanged are to be issued in the name of, a person other than the registered owner(s), in which case, the certificate(s) representing the Gold Fields ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS letter of transmittal is signed by a person other than the registered owner(s) of the Gold Fields ADSs tendered hereby, the certificate(s) representing the Gold Fields ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority to so act must be submitted.

6. Stock Transfer Taxes. Harmony will pay or cause to be paid any transfer taxes with respect to the exchange of Gold Fields ADSs not based on income. If, however, a transfer tax is imposed based on income or for any reason other than the exchange of securities in the U.S. offer, then those transfer taxes, whether imposed on the registered holder or any other persons, will not be payable to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs evidencing the Gold Fields ADSs listed in this ADS letter of transmittal.

7. Special Issuance and Delivery Instructions. If the check and/or Harmony ADSs exchanged for tendered Gold Fields ADSs are to be issued or delivered, or ADRs evidencing Gold Fields ADSs not tendered or exchanged pursuant to the U.S. offer are to be sent, to someone other than the person(s) signing this ADS letter of transmittal or to the person(s) signing this ADS letter of transmittal but at an address other than that shown in the box entitled “Description of Gold Fields American Depositary Shares (ADSs) Tendered” herein, the appropriate boxes in this ADS letter of transmittal must be completed.

8. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of the prospectus, the ADS letter of transmittal and the notice of guaranteed delivery, may be directed to the information agent at its respective telephone numbers and location set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. offer.

9. Conditions; Waiver of Conditions. Harmony’s obligation to accept Gold Fields ADSs in the U.S. offer is subject to the conditions set forth in the prospectus. None of these conditions may be waived, in whole or in part, by Harmony. See “The Offer — Conditions to the U.S. Offer” in the prospectus.

10. Lost, Destroyed or Stolen Certificates. If any ADR representing Gold Fields ADSs has been lost, destroyed or stolen, the holder(s) should promptly notify the Bank of New York, as depositary, in order to obtain a replacement ADR(s). This ADS letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen ADRs evidencing Gold Fields ADSs have been followed.

11. Holders of Gold Fields Ordinary Shares Not Represented by Gold Fields ADSs. Holders of Gold Fields ordinary shares have been sent a form of acceptance instruction form with the prospectus and may not accept the U.S. offer in respect of such Gold Fields ordinary shares pursuant to this ADS letter of transmittal, except insofar as those Gold Fields ordinary shares are represented by Gold Fields ADSs. If any holder of Gold Fields ordinary shares that are not represented by Gold Fields ADSs needs to obtain a copy of a form of acceptance instruction form, such holder should contact MacKenzie Partners, Inc., as information agent, at the appropriate address and telephone number set forth in the prospectus or its South African financial intermediary.

12. Expiration Date. The expiration date will be 6:00 a.m., New York City time, on November 26, 2004, unless: (a) the Securities Regulation Panel (“SRP”) sets a later expiration date for the tender period of the South African offer, (b) the SRP subsequently extends the tender period of the South

African offer, or (c) the offers are withdrawn prior to that time. Harmony intends that the U.S. offer and the South African offer will expire simultaneously.

13. Consideration Offered after Approval of Dividends. If Gold Fields approves any dividend or any interim dividend having a payment or ex-dividend date in respect of the Gold Fields ordinary shares, including Gold Fields ordinary shares represented by Gold Fields ADSs, before the settlement of the offers, the consideration offered in exchange for each Gold Fields ADS tendered will be reduced by an amount equal to the net value of the dividend paid per Gold Fields ordinary share in the manner described in the prospectus under “The Offer — Consideration Offered after Payment of Gold Fields Dividends”.

In respect of Harmony ordinary shares, including Harmony ordinary shares represented by Harmony ADSs, issued in exchange or part exchange for your tendered Gold Fields securities, you will be entitled to receive any dividend that is paid after the settlement of the U.S. offer.

Your entitlement to receive these dividends, if any, in respect of the Harmony ordinary shares, including Harmony ordinary shares represented by Harmony ADSs, that you receive in the U.S. offer is in addition to the other consideration you are entitled to receive pursuant to the U.S. offer.

14. Fractional Entitlements. You will not receive any fraction of a Harmony ADS. To the extent that Gold Fields ADS holders become entitled to fractions of Harmony ADSs under the terms of the U.S. offer, those fractions will be rounded to the nearest whole number. To the extent practicable, all Gold Fields ordinary shares or ADSs held by a holder will, if it comprises 0.5 or more of a Harmony ADS be rounded up, and otherwise will be rounded down to the nearest Harmony ordinary share or ADS.

16. Substitute Form W-9. Under United States federal income tax law, if you tender your Gold Fields ADSs, you generally are required to furnish the U.S. ADS exchange agent either (i) a properly completed Substitute Form W-9 (below) with your correct taxpayer identification number (“TIN”), if you are a U.S. person, or (ii) a properly completed appropriate Internal Revenue Service Form W-8, if you are not a U.S. person.

Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. You will be subject to United States federal backup withholding at a rate of 28% on all reportable payments made to you pursuant to the U.S. offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below on whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld by backup withholding against your regular United States federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

If you have not been issued a TIN, you may write “Applied For” in the space provided in part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number attached to this ADS letter of transmittal. The U.S. ADS exchange agent will withhold 28% of all reportable payments unless you provide a TIN to the U.S. ADS exchange agent, or have otherwise established an exemption from backup withholding, by the time of payment.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, “Withholding of Tax on Nonresident Aliens and Foreign Entities”. You can receive the applicable Form W-8 from the information agent.

If you fail to furnish your correct TIN to the U.S. ADS exchange agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

Important: This ADS letter of transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an “agent’s message”, and any other required documents, must be received by the U.S. ADS exchange agent prior to the expiration of the U.S. offer, and either ADRs evidencing the tendered Gold Fields ADSs must be received by the U.S. ADS exchange agent or Gold Fields ADSs must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date of the U.S. offer, or the tendering Gold Fields ADS holder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

Under the federal income tax law, a stockholder whose tendered Gold Fields ADSs are accepted for payment is generally required by law to provide the U.S. ADS exchange agent (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the U.S. ADS exchange agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Gold Fields ADSs purchased pursuant to the U.S. offer may be subject to backup withholding of 28%.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. An appropriate Form W-8 can be obtained from the U.S. ADS exchange agent. Exempt stockholders should furnish their TIN, check the “Exempt from backup withholding” box on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the U.S. ADS exchange agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the U.S. ADS exchange agent is required to withhold 28% of any reportable payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Gold Fields ADSs purchased pursuant to the U.S. offer, the stockholder is required to notify the U.S. ADS exchange agent of such stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (b) that (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding and (c) that such stockholder is a U.S. person (including a U.S. resident alien).

What Number to Give the U.S. ADS Exchange Agent

The stockholder is required to give the U.S. ADS exchange agent the social security number or employer identification number of the record holder of the Gold Fields ADSs tendered hereby. If the Gold Fields ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the U.S. ADS exchange agent will withhold 28% of all reportable payments to such stockholder unless a TIN is provided to the U.S. ADS exchange agent by the time of payment.

TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

(See Instruction 17)

PAYER’S NAME: THE BANK OF NEW YORK, AS U.S. ADS EXCHANGE AGENT

THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

Substitute Form W-9

Department of the Treasury Internal Revenue Service

Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.	Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ð	Date ð

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person ð	Date ð

Questions and requests for assistance or additional copies of the prospectus, the ADS letter of transmittal, the notice of guaranteed delivery and other tender offer materials may be directed to the information agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. offer:

The Information Agent for the U.S. Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email-proxy@mackenziepartners.com

The Joint Financial Advisors for the U.S. Offer are:

HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018	Investec (US) Inc. One Battery Park Plaza New York, NY 10004-1478

The Co-Financial Advisors for the U.S. Offer are:

Merrill Lynch, Pierce, Fenner & Smith 4 World Financial Center New York, NY 10080

Morgan Stanley South Africa (Proprietary) Limited,

acting, where required, through its U.S. registered broker dealer,

Morgan Stanley & Co., Inc.

First Floor, SW Wing

160 Jan Smuts Avenue

Rosebank, 2196

Johannesburg, S. Africa